Exhibit 10.20

LOCK-UP LETTER AGREEMENT
Noble Financial Capital Markets
951 Yamato Road, Suite 210
Boca Raton, FL 33431

Ladies and Gentlemen:
 The undersigned understands that you (the "Underwriter") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by the Underwriter of shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and that the Underwriter proposes to reoffer the Shares to the public (the "Offering").
In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees with the Underwriter that, without the prior written consent of the Underwriter, the undersigned will not, directly or indirectly, for a period commencing on the date hereof and ending on the 180th day after the date of the final prospectus relating to the Offering (such 180-day period, the "Lock-Up Period"): (1) offer for sale, sell, announce the intention to sell, pledge, grant, lend or otherwise dispose of or transfer (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Restricted Securities (as defined below), (2) establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Restricted Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder), or otherwise enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Restricted Security, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any securities of the Company, or (4) publicly disclose the intention to do any of the foregoing. As used herein, the term "Restricted Security" means any shares of Common Stock, warrant or option to purchase Common Stock, or other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for shares of Common Stock or equity securities of the Company.  The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in a sale or disposition of the Restricted Securities even if such Restricted Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Restricted Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Restricted Securities.

The foregoing paragraph shall not apply to (a) transactions relating to any securities acquired in the open market after the completion of the Offering if and only if (i) such transactions are not required by law to be reported in any public report or filing  during the Lock-Up Period and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales during the Lock-Up Period, (b) bona fide gifts or other dispositions of any Restricted Securities, in each case that are made exclusively between and among the undersigned or members of the undersigned's family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any transfer pursuant to this clause (b) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period, (iii) the undersigned notifies the Underwriter at least two business days prior to the proposed transfer or disposition, and (iv) such disposition shall not involve a disposition for value, and (c) the exercise of warrants or the exercise of stock options granted pursuant to the Company's stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion.
The Underwriter agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Restricted Securities, the Underwriter will notify the Company of the impending release or waiver so that the Company can announce the impending release or waiver by issuing a press release through a major news service (as referred to in FINRA Rule 5131(d)(2)(B)) at least two business days before the effective date of the release or waiver.  Any release or waiver granted by the Underwriter hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.
Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Underwriter agrees not to require such extension in writing.  The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
It is understood that, if the Company notifies the Underwriter that it does not intend to proceed with the Offering, if the registration statement filed in connection with the Offering is withdrawn, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the closing of the Offering, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
The undersigned understands that the Company and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter.
 This Lock-Up Letter Agreement and any claim, controversy or dispute arising under or related to this Lock-Up letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its choice of law provisions.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
Very truly yours,
By:______________________________
Name:
 Title:
Dated:  _______________

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